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                                                                EXHIBIT 23

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-64089 as amended; 33-21355; 33-35606; 33-86424;
333-40227) of Schlumberger Limited of our report dated January 21, 1998 appearing on page 44 of this Form 10-K.



/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
New York, New York
March xx, 1998



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